Exhibit 99.2
ManpowerGroup Third Quarter Results October 21, 2014

ManpowerGroup | October 2014 * Forward-Looking Statements This presentation contains statements, including financial projections, that are forward-looking in nature. These statements are based on managements’ current expectations or beliefs, and are subject to known and unknown risks and uncertainties regarding expected future results. Actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the ManpowerGroup Inc. Annual Report on Form 10-K dated December 31, 2013, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings. Any forward-looking statements in this presentation speak only as of the date hereof. The Company assumes no obligation to update or revise any forward-looking statements. *

ManpowerGroup | October 2014 * As Reported Excluding PY Restructuring Charges Q3 Financial Highlights 4% 4% Revenue $5.4B 5% CC 5% CC Revenue $5.4B 20 bps 20 bps Gross Margin 16.7% 31% 24% Operating Profit $212M 31% CC 24% CC Operating Profit $212M 80 bps 60 bps OP Margin 3.9% 36% 28% EPS $1.61 36% CC 28% CC EPS $1.61 Excludes the impact of restructuring charges of $8.1M in Q3 2013. Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site. Consolidated Financial Highlights (1)

ManpowerGroup | October 2014 * EPS Bridge – Q3 vs. Guidance Midpoint

ManpowerGroup | October 2014 * Consolidated Gross Margin Change

ManpowerGroup | October 2014 * Growth in CC % Business Line Gross Profit – Q3 2014 █ Manpower █ Experis █ ManpowerGroup - Total █ ManpowerGroup Solutions █ Right Management

ManpowerGroup | October 2014 * SG&A Expense Bridge – Q3 YoY (in millions of USD) Productivity Gain 12.8% % of Revenue 13.2% % of Revenue

ManpowerGroup | October 2014 * SG&A Expense Bridge – Q3 YTD YoY (in millions of USD) Productivity Gain 13.4% % of Revenue 13.8% % of Revenue

ManpowerGroup | October 2014 * Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. As Reported Excluding Non-Recurring Items Q3 Financial Highlights 4% 4% Revenue $1.2B 7% CC 7% CC Revenue $1.2B 24% 21% OUP $57M 25% CC 22% CC OUP $57M 80 bps 70 bps OUP Margin 4.8% (1) Americas Segment (22% of Revenue) Included in these amounts is the US, which had revenue of $800M (+5%) and OUP of $41.9M (+22%). Excludes the impact of restructuring charges of $1.1M in Q3 2013. (2)

ManpowerGroup | October 2014 * Americas – Q3 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue

ManpowerGroup | October 2014 * As Reported Excluding PY Restructuring Charges Q3 Financial Highlights 5% 5% Revenue $2.0B 5% CC 5% CC Revenue $2.0B 44% 42% OUP $105M 43% CC 42% CC OUP $105M 140 bps 140 bps OUP Margin 5.2% Southern Europe Segment (37% of Revenue) Included in these amounts is France, which had revenue of $1.5B (+2% CC) and OUP of $84.2M (+44% CC, or +43% excluding the impact of restructuring charges in Q3 2013). Excludes the impact of restructuring charges of $0.6M in Q3 2013. (1) (2)

ManpowerGroup | October 2014 * Southern Europe – Q3 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue

ManpowerGroup | October 2014 * As Reported Excluding PY Restructuring Charges Q3 Financial Highlights 7% 7% Revenue $1.6B 6% CC 6% CC Revenue $1.6B 18% 13% OUP $60M 17% CC 12% CC OUP $60M 30 bps 20 bps OUP Margin 3.8% Northern Europe Segment (29% of Revenue) Excludes the impact of restructuring charges of $2.4M in Q3 2013. (1)

ManpowerGroup | October 2014 * Northern Europe – Q3 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue

ManpowerGroup | October 2014 * As Reported Excluding PY Restructuring Charges Q3 Financial Highlights 2% 2% Revenue $592M 1% CC 1% CC Revenue $592M 12% 6% OUP $22M 14% CC 7% CC OUP $22M 50 bps 30 bps OUP Margin 3.7% APME Segment (11% of Revenue) Excludes the impact of restructuring charges of $1.1M in Q3 2013. (1)

ManpowerGroup | October 2014 * APME – Q3 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue

ManpowerGroup | October 2014 * Right Management Segment (1% of Revenue) As Reported Excluding PY Restructuring Charges Q3 Financial Highlights 7% 7% Revenue $72M 8% CC 8% CC Revenue $72M 40% 15% OUP $6M 38% CC 16% CC OUP $6M 290 bps 80 bps OUP Margin 8.7% Excludes the impact of restructuring charges of $2.9M in Q3 2013. (1)

ManpowerGroup | October 2014 * Cash Flow Summary – 9 Months YTD

ManpowerGroup | October 2014 * Balance Sheet Highlights Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt (Cash)

ManpowerGroup | October 2014 * Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €350M 4.505% Jun 2018 442 - Revolving Credit Agreement 1.23% Oct 2018 - 599 Uncommitted lines and Other Various Various 42 307 Total Debt 484 906 Credit Facilities – September 30, 2014 (in millions of USD) (1) (2) The $600M agreement requires that we comply with a Leverage Ratio (Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a Debt-to-EBITDA ratio of 0.29 and a fixed charge coverage ratio of 4.06 as of September 30, 2014. As of September 30, 2014, there were $0.9M of standby letters of credit issued under the agreement. Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $348.5M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M.

ManpowerGroup | October 2014 * Fourth Quarter Outlook Revenue Total Down 1-3% (Up 2-4% CC) Americas Up 2-4% (Up 5-7% CC) Southern Europe Down 5-7% (Up 1-3% CC) Northern Europe Flat/Down 2% (Up 3-5% CC) APME Flat/Down 2% (Flat/Up 2% CC) Right Management Right Management Down 7-9% (Down 5-7% CC) Gross Profit Margin Gross Profit Margin 16.8 – 17.0% Operating Profit Margin Operating Profit Margin 3.5 – 3.7% Tax Rate Tax Rate 35% EPS EPS $1.39 – $1.47 (unfavorable $0.08 currency)

ManpowerGroup | October 2014 * Key Take-Aways